F I R S T Q U A R T E R 2 0 2 1 R E S U L T S M A Y 1 1 , 2 0 2 1

Safe Harbor for Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2021 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of May 11, 2021 as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2021 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: All information in this presentation speaks as of May 11, 2021 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. • The form, terms, timing and ability to complete the proposed Fax spin-off transaction • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Cloud services and digital media growth and continued demand for fax services • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes 2

Risk Factors • Inability to sustain growth or profitability, and any related impact of U.S. or worldwide economic issues on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines • Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies • Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise • Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization • New or unanticipated costs and/or fees or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes • The scope and duration of the COVID-19 pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us, as well as other unforeseen global crises, such as war, strife, global health pandemics, earthquakes, or major weather events or other uncontrollable events could negatively impact our revenue and operating results • Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure, security breach, or compliance obligations; inability to manage reputational risks associated with our businesses • Competition from others with regard to price, service, content and functionality • Inadequate intellectual property (IP) protection, expiration, invalidity or loss of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP • Inability to continue to expand our business and operations internationally • Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations • Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans • Inability to maintain and increase our customer base or average revenue per user • Inability to achieve business or financial results in light of burdensome telecommunications, internet, advertising, health care, consumer, privacy or other regulations • Inability to adapt to technological change and diversify services and related revenues at acceptable levels of financial return • Loss of services of executive officers and other key employees • Inability to complete the proposed Fax spin-off transaction in the proposed form, terms or timing or incurrence of higher than anticipated costs or realization of fewer expected benefits of the proposed transaction • Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2021 with the SEC and the other reports we file from time to time with the SEC The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected: 3

Q1 2021 Consolidated Financial Snapshot (1) Figures are adjusted non-GAAP; See slide 17 for a reconciliation of the pro-forma adjustments for excluded assets consist of certain Voice assets in Australia and New Zealand that were sold in the third quarter of 2020, certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which it expects to sell (2) See slides 12, and 14 for a GAAP to non-GAAP reconciliation of adjusted gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company 4 $313.0 $385.6 $332.4 $398.2 Q1 2020 Q1 2021 PRO FORMA AS REPORTED Revenue (in millions) $110.2 $151.5 $116.8 $156.3 Q1 2020 Q1 2021 PRO FORMA AS REPORTED Adjusted EBITDA (1)(2) (in millions) $1.32 $2.11 $1.40 $2.18 Q1 2020 Q1 2021 PRO FORMA AS REPORTED Adjusted EPS (1)(2) (in millions)

Adjusted EBITDA and Free Cash Flow (1) (1) See slides 13 and 14 for a GAAP reconciliation of Free Cash Flow and adjusted EBITDA (2) Figures are adjusted non-GAAP 5

$74.9 $78.6 $81.6 $83.4 Q1 2020 Q1 2021 PRO FORMA AS REPORTED Adjusted EBITDA (1)(2) (in millions) $150.4 $158.8 $169.8 $171.4 Q1 2020 Q1 2021 PRO FORMA AS REPORTED Revenue (in millions) Q1 2021 Financial Snapshot By Business 6 ``C̀LOUD SERVICES DIGITAL MEDIA (1) Figures are adjusted non-GAAP; See slide 17 for a reconciliation of the pro-forma adjustments for excluded assets consist of certain Voice assets in Australia and New Zealand that were sold in the third quarter of 2020, certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which it expects to sell (2) See slides 12, 15, and 16 for a GAAP to non-GAAP reconciliation of adjusted gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company $162.6 $226.8 Q1 2020 Q1 2021 (in millions) Revenue $43.4 $84.4 Q1 2020 Q1 2021 Adjusted EBITDA (1)(2) (in millions)

2021 FINANCIAL GUIDANCE

8 2021 Guidance (Forward-Looking Statements) J2 has raised its full-year guidance of Revenues, Adjusted EBITDA and Adjusted non-GAAP EPS (1)(2)(3) (1) Figures are adjusted non-GAAP, and exclude our B2B Backup and UK Voice businesses (2) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax; also, it does not factor in any share repurchases or issuances (e.g. convert settlement) (3) The Company has not reconciled the non-GAAP Business Outlook 2021 Adjusted EBITDA, Adjusted non-GAAP earnings per diluted share, and tax rate information included in this release to the most directly comparable GAAP measure because this cannot be done without unreasonable effort due to the variability with respect to forecasted revenues and costs primarily related to acquisitions and taxation, which are potential adjustments to future earnings, and the uncertainty as to when or if the B2B Backup Business will be sold. We expect the variability of forecasted revenues and costs to have a potentially unpredictable and significant impact on our future GAAP financial results Low Midpoint High Midpoint YoY % Increase Midpoint Increase Low Midpoint High Midpoint YoY % Increase Pro-Forma Revenue ($MM) $1,630 $1,653 $1,676 16.3% 2.1% $1,676 $1,688 $1,700 18.7% Adjusted Pro-Forma EBITDA ($MM) $646 $656 $666 11.2% 2.6% $666 $673 $680 14.1% Adjusted Pro-Forma Non-GAAP EPS (2) $8.93 $9.10 $9.27 16.7% 3.2% $9.27 $9.39 $9.51 20.4% Revised Guidance (1) Previous Guidance (1)

SUPPLEMENTAL INFORMATION

Consolidated Metrics (1) See slide 12 for a reconciliation of adjusted non-GAAP earnings and EPS to GAAP Net Income and diluted GAAP EPS (2) See slide 13 for a definition of Free Cash Flow and reconciliation to Net Cash Provided by Operating Activities (3) See slide 14 for a definition of adjusted EBITDA and reconciliation to Net Income (4) Figures are adjusted non-GAAP 10 2021 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Revenue by Business Cloud Services Revenues $152,245 $169,132 $171,163 $169,296 $169,784 $167,058 $170,248 $171,372 $171,379 Digital Media Revenues $147,647 $153,298 $172,975 $236,290 $162,608 $163,926 $186,728 $297,868 $226,806 Corporate $1 $2 $3 $2 $1 $0 $0 $0 $0 Total Revenues $299,893 $322,432 $344,141 $405,588 $332,393 $330,984 $356,976 $469,240 $398,185 Diluted EPS GAAP $0.66 $0.66 $0.62 $2.45 ($0.13) $0.80 $1.31 $1.27 $1.67 Adjusted non-GAAP (1) $1.40 $1.60 $1.70 $2.38 $1.40 $1.71 $2.02 $3.11 $2.18 Cash & Investment $320.3 $259.5 $189.0 $675.7 $624.6 $710.9 $664.5 $340.8 $511.3 Free Cash Flow (2) (4) $104.3 $85.8 $78.2 $82.1 $95.2 $115.9 $93.7 $102.9 $152.5 Adjusted EBITDA (3) (4) $113.9 $125.2 $134.8 $176.3 $116.8 $132.9 $154.1 $211.8 $156.3 20202019 |- -( m il li o n s) -- | J2 Consolidated |- -- (i n '0 0 0 s) -- -|

Cloud Services & Digital Media Metrics (1) Cloud Services revenue includes IP Licensing revenue; Q3 2020 Cloud Services Revenue excludes projected September revenues and EBITDA for the divested Voice ANZ asset; all periods include the B2B Backup and UK Voice businesses (2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers’ accounts for other services (3) Quarterly Average Revenue per Customer is calculated using our standard convention of applying the average of the quarter’s beginning and ending customer base to the total revenue of the quarter; Q2 2019 assumes NetProtect acquisition closed on March 31, instead of April 2, 2019 (4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than four months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter (5) Digital Media Traffic figures based on Google Analytics & Partner Platforms; To more accurately reflect customer activity at Ookla, we have shifted to using tests as the basis instead of Google Analytics, resulting in pro-forma adjustments to data from Q4 2019 through Q4 2020 11 2021 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Revenue by Type Fixed Subscriber Revenues (1) $124,309 $140,352 $141,832 $142,420 $141,486 $140,755 $144,525 $144,864 $144,445 Variable Subscriber Revenues (1) $27,481 $28,557 $29,139 $26,725 $28,262 $26,285 $25,708 $26,128 $26,842 Subscriber Revenues $151,790 $168,909 $170,971 $169,145 $169,748 $167,039 $170,233 $170,991 $171,287 Other Licenses Revenue $455 $223 $192 $151 $36 $18 $15 $380 $92 Total Cloud Services Revenues $152,245 $169,132 $171,163 $169,296 $169,784 $167,058 $170,248 $171,372 $171,379 Revenue - DID vs Non-DID DID Based Revenues $97,068 $97,379 $97,219 $96,668 $96,514 $94,988 $98,000 $97,397 $97,139 Non-DID Based Revenues $55,177 $71,753 $73,944 $72,628 $73,270 $72,070 $72,248 $73,974 $74,239 Total Cloud Services Revenues $152,245 $169,132 $171,163 $169,296 $169,784 $167,058 $170,248 $171,372 $171,379 Cloud Services Customers (2) 3,148 4,015 4,039 4,036 4,076 4,076 4,041 4,018 3,910 Average Monthly Revenue/Customer (3) $16.03 $14.01 $14.15 $13.96 $13.95 $13.66 $13.98 $14.14 $14.40 Cancel Rate (4) 2.2% 2.5% 2.4% 2.4% 2.3% 2.2% 2.1% 2.4% 2.2% Visits 1,806,992 1,618,612 1,856,953 2,259,469 2,145,142 2,359,206 2,196,539 2,390,020 2,291,154 Views 7,086,701 6,492,120 7,008,292 7,583,974 7,166,683 7,553,164 7,166,624 8,659,830 7,756,727 2020 Digital Media Metrics (5) (i n ' 0 0 0 s) |- -- -- -- -- -- -- -- -- -- -- -( in '0 0 0 s) -- -- -- -- -- -- -- -- -- -- -- | 2019 Cloud Services Metrics

Q1 2021 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS 12 Non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation; (2) elimination of certain acquisition related integration costs; (3) elimination of interest costs in excess of the coupon rate associated with the convertible notes and overlapping interest of senior notes prior to extinguishment; (4) elimination of amortization of patents and intangible assets that we acquired; (5) elimination of change in value on investment; (6) elimination of additional tax expense/benefit from prior years; (7) elimination of gain on sale of assets; (8) elimination of intra- entity transfers; and (9) lease asset impairments and other charges Figures in Thousands 2020 2021 Cost of revenues 59,131$ 57,822$ Plus: Share based compensation (1) (134) (132) Acquisition related integration costs (2) (55) (40) Amortization (4) (450) (596) Adjusted non-GAAP cost of revenues 58,492$ 57,054$ Sales and marketing 99,438$ 121,186$ Plus: Share based compensation (1) (398) (362) Acquisition related integration costs (2) (514) (837) Adjusted non-GAAP sales and marketing 98,526$ 119,987$ Research, development and engineering 15,406$ 21,351$ Plus: Share based compensation (1) (431) (520) Acquisition related integration costs (2) - (324) Adjusted non-GAAP research, development and engineering 14,975$ 20,507$ General and administrative 103,171$ 119,346$ Plus: Share based compensation (1) (5,350) (5,099) Acquisition related integration costs (2) (729) (2,830) Amortization (4) (38,713) (48,417) Lease asset impairments and other charges (9) - (2,179) Adjusted non-GAAP general and administrative 58,379$ 60,821$ Interest expense, net 20,971$ 21,704$ Plus: Interest costs (3) (5,934) (6,417) Adjusted non-GAAP interest expense, net 15,037$ 15,287$ Gain on sale of businesses -$ (1,979)$ Plus: Sale of assets (7) -$ 1,979 Adjusted non-GAAP gain on sale of businesses -$ -$ Loss on investments, net 20,832$ -$ Plus: Investments (5) (20,825) - Adjusted non-GAAP loss on investments, net 7$ -$ Other (income) expense, net 6,876$ (622)$ Plus: Sale of assets (7) 257 (200) Intra-entity transfers (8) (6,702) - Adjusted non-GAAP other (income) expense, net 431$ (822)$ Income tax provision 8,703$ 5,725$ Plus: Share based compensation (1) 1,505 2,064 Acquisition related integration costs (2) 203 1,361 Interest costs (3) 1,619 1,572 Amortization (4) 7,305 15,670 Investments (5) - 1,174 Tax benefit from prior years (6) (388) - Sale of assets (7) (60) 96 Intra-entity transfers (8) 139 - Lease asset impairments and other charges (9) - 531 Adjusted non-GAAP income tax provision 19,026$ 28,193$ Net income (loss) in earnings of equity method investment 4,269$ (24,270)$ Plus: Investments (5) (4,269) 24,270 Adjusted non-GAAP net income (loss) in earnings of equity method investment -$ -$ Total adjustments (73,924)$ (19,236)$ GAAP earnings per diluted share ($0.13) $1.67 Adjustments * $1.53 $0.51 Adjusted non-GAAP earnings per diluted share $1.40 $2.18 Three Months Ended March 31,

GAAP Reconciliation - Free Cash Flow (1)(2) 13 (1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes; The free cash flows in 2016, 2017, 2019, and 2020 are before the effect of payments associated with certain contingent consideration associated with recent acquisitions (2) Figures are adjusted non-GAAP Figures in Thousands 2014 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Net cash provided by operating activities 177,231$ 229,061$ 282,387$ 264,420$ 401,325$ 412,539$ 480,079$ 102,036$ 178,724$ Less: Purchases of property and equipment (11,221) (17,297) (24,746) (39,595) (56,379) (70,588) (92,552) (26,885) (26,269) Add: Contingent consideration - - 8,000 39,950 - 8,458 20,202 20,054 - Free cash flows (2) 171,522$ 223,167$ 267,912$ 264,775$ 344,946$ 350,409$ 407,729$ 95,205$ 152,455$

GAAP Reconciliation - Adjusted EBITDA (1)(2) (1) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes (2) Figures are adjusted non-GAAP14 (Figures in Millions) J2 Consolidated 2014 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 GAAP Net Income 125.3$ 133.6$ 152.4$ 139.4$ 128.7$ 218.8$ 150.7$ (6.4)$ 77.9$ Plus: Income tax expense 29.8 23.3 59.0 60.5 44.8 (19.4) 68.4 8.7 5.7 Interest expense, loss of investments, net, and other (income) expense, net 31.0 42.5 31.1 45.7 66.7 77.5 121.3 48.7 21.1 Gain on sale of businesses - - - - - - (17.1) - (2.0) Depreciation and amortization 63.0 93.2 122.1 162.0 187.2 232.0 228.7 54.0 65.5 Share-based compensation and the associated payroll tax expense 8.9 11.8 13.7 22.7 28.1 23.9 24.0 6.3 6.1 Acquisition-related integration costs 2.4 25.4 18.8 27.5 29.4 17.0 13.4 1.3 4.0 Net income (loss) in earnings of equity method investment - - - - 4.1 0.2 11.3 4.3 (24.3) Additional indirect tax expense (benefit) from prior years 0.7 3.7 (1.0) 5.0 0.4 0.1 - - - Lease asset impairment and other charges - - - - - - 14.9 - 2.2 Adjusted EBITDA (2) 262.6$ 333.3$ 396.1$ 463.0$ 489.5$ 550.2$ 615.7$ 116.8$ 156.3$

(1) Figures are adjusted non-GAAP 15 Q1 2021 Reconciliation of GAAP to Adjusted EBITDA (1) NOTE 1: Table above excludes certain intercompany allocations Figures in Thousands Cloud Services Digital Media Corporate Total Revenues GAAP revenues 171,379$ 226,806$ -$ 398,185$ Gross profit GAAP gross profit 134,415$ 206,013$ (65)$ 340,363$ Non-GAAP adjustments: Share-based compensation 129 3 - 132 Acquisition related integration costs 40 - - 40 Amortization 596 - - 596 Adjusted non-GAAP gross profit 135,180$ 206,016$ (65)$ 341,131$ Operating profit GAAP operating profit 63,517$ 30,600$ (15,637)$ 78,480$ Non-GAAP adjustments: Share-based compensation 1,491 1,647 2,975 6,113 Acquisition related integration costs 859 2,053 1,119 4,031 Amortization 11,859 37,059 95 49,013 Lease asset impairments and other charges 463 1,716 - 2,179 Adjusted non-GAAP operating profit 78,189$ 73,075$ (11,448)$ 139,816$ Depreciation 5,188 11,291 - 16,479 Adjusted EBITDA (1) 83,377$ 84,366$ (11,448)$ 156,295$

16 (1) Figures are adjusted non-GAAP Q1 2020 Reconciliation of GAAP to Adjusted EBITDA (1) NOTE 1: Table above excludes certain intercompany allocations NOTE 2: Table above has been recast to remove the impact of certain expenses associated with the Corporate entity that were previously allocated to the Cloud Services and Digital Media businesses Figures in Thousands Cloud Services Digital Media Corporate Total Revenues GAAP revenues 169,784$ 162,608$ 1$ 332,393$ Gross profit GAAP gross profit 131,424$ 141,837$ 1$ 273,262$ Non-GAAP adjustments: Share-based compensation 132 2 - 134 Acquisition related integration costs 55 - - 55 Amortization 450 - - 450 Adjusted non-GAAP gross profit 132,061$ 141,839$ 1$ 273,901$ Operating profit GAAP operating profit 59,022$ 8,370$ (12,145)$ 55,247$ Non-GAAP adjustments: Share-based compensation 1,590 1,303 3,420 6,313 Acquisition related integration costs 110 1,188 - 1,298 Amortization 16,197 22,380 586 39,163 Adjusted non-GAAP operating profit 76,919$ 33,241$ (8,139)$ 102,021$ Depreciation 4,642 10,175 - 14,817 Adjusted EBITDA (1) 81,561$ 43,416$ (8,139)$ 116,838$

(1) Adjustments for excluded assets consist of certain Voice assets in Australia and New Zealand that were sold in the third quarter of 2020, certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which it expects to sell17 Reconciliation of Non-GAAP to Pro-Forma (Figures in $USD Millions, except per share amounts) Q1 2020A Q1 2021A Revenues Stated Revenues $332.4 $398.2 Adjustments (1) ($19.4) ($12.6) Total Adjusted Pro-Forma Revenue $313.0 $385.6 EBITDA Stated EBITDA $116.8 $156.3 Adjustments (1) ($6.6) ($4.8) Total Adjusted Pro-Forma EBITDA $110.2 $151.5 EPS Stated Diluted non-GAAP EPS $1.40 $2.18 Adjustments (1) ($0.08) ($0.07) Total Adjusted Pro-Forma EPS $1.32 $2.11